UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

September 28, 2020

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CA 92008-7328
(Address of principal executive offices and zip code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under the heading “Salary Reinstatement” in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

Callaway Golf Company (the “Company”) is filing this Current Report on Form 8-K to provide an update on the impact of the coronavirus (“COVID-19”) pandemic on its business.

Salary Reinstatement

As noted in the Current Report on Form 8-K filed by the Company on April 6, 2020 with the Securities and Exchange Commission, the Company and management took proactive steps to significantly reduce costs and conserve cash in order to mitigate the impact of the COVID-19 pandemic on its business, including a reduction of base salaries for its executive officers, senior management and other employees, as well as the suspension of the annual cash retainer fees for the Board of Directors. Based on the increasing momentum of the global Golf Equipment segment and better-than-expected recovery of the Company’s Apparel and Soft Goods business, the Company has determined that its business has sufficiently recovered to reinstate the base salaries in full beginning September 28, 2020. In addition, the Company plans to reinstate the annual cash retainer fees for the Board of Directors.

Market Update

Golf Datatech reported that U.S. Retail Hardgoods (defined as woods, irons, wedges, putters, and balls for the channels it covers) dollar spend increased 59.9% in July 2020 and increased 32.9% in August 2020 as compared to the same periods in 2019. Both months were new records. The National Golf Foundation reported that U.S. golf rounds played for August 2020 increased 20.6% compared to August 2019 and August year-to-date 2020 rounds played increased 6.2% compared to August year-to-date 2019.

The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements used in this Current Report on Form 8-K that relate to future plans, events, financial results, performance, or prospects, including statements relating to the impact of the COVID-19 pandemic on the Company’s business, momentum and recovery of the Company’s golf and apparel and soft goods businesses, and reinstatement of the directors’ annual cash retainer fees are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current information and expectations and speak only as of the date hereof and are not guarantees of future performance. Accurately estimating the forward-looking statements is based upon various risks and unknowns, including the uncertainty of the duration, scope and impact of COVID-19; a further spread or worsening of COVID-19; any further regulatory actions taken in response to COVID-19, including the future shutdown of or restrictions on the Company’s distribution centers or manufacturing plants; the effectiveness of the Company’s protective gear, social distancing guidelines, and other preventive or safety measures; any further increased costs or disruption to the Company’s business as a result of COVID-19, including disruptions to business operations from travel restrictions, mandated quarantines or voluntary “social distancing” that affects employees, customers and suppliers; production delays, closures or disruptions of any of the Company’s facilities, retail locations, warehouses and supply and distribution chains; staffing shortages as a result of remote working requirements or otherwise; uncertainty regarding global economic conditions, whether related to COVID-19 or otherwise, and related decreases in customer demand and spending; competitive pressures; future consumer discretionary purchasing activity, which can be significantly adversely affected by unfavorable economic or market conditions; future retailer purchasing activity, which can be significantly negatively affected by adverse industry conditions and overall retail inventory levels; and future demand for golf. Actual results may differ materially from those estimated or anticipated as a result of these risks and unknowns or other risks and uncertainties, including the effect of terrorist activity, armed conflict, natural disasters or pandemic diseases, including expanded outbreak of COVID-19, on the economy generally, on the level of demand for the Company’s and its subsidiaries’ products or on the Company’s ability to manage its operations, supply chain and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements, the golf and apparel industries, and the Company’s business, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as well as other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-Q and 8-K filed with the Securities and Exchange Commission subsequent to the filing of the 2019 Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: September 30, 2020	By:	/s/ Brian P. Lynch
Brian P. Lynch
Executive Vice President and Chief Financial Officer